File No. 33-54849

               SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549-1004

                         POST-EFFECTIVE
                         AMENDMENT NO. 2

                               TO
                            FORM S-6

For Registration Under the Securities Act of 1933 of Securities of Unit Investment Trusts Registered on Form N-8B-2

 OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1
                      (Exact Name of Trust)

                      NIKE SECURITIES L.P.
                    (Exact Name of Depositor)

                      1001 Warrenville Road
                     Lisle, Illinois  60532

  (Complete address of Depositor's principal executive offices)


          NIKE SECURITIES L.P.     CHAPMAN AND CUTLER
          Attn:  James A. Bowen    Attn:  Eric F. Fess
          1001 Warrenville Road    111 West Monroe Street
          Lisle, Illinois  60532   Chicago, Illinois  60603

        (Name and complete address of agents for service)

It is proposed that this filing will become effective (check appropriate box)

:    :  immediately upon filing pursuant to paragraph (b)
:  x :  December 31, 1996
:    :  60 days after filing pursuant to paragraph (a)
:    :  on (date) pursuant to paragraph (a) of rule (485 or 486)

Pursuant to Rule 24f-2 under the Investment Company Act of  1940,
the issuer has registered an indefinite amount of securities.   A
24f-2 Notice for the offering was last filed on December 12, 1996.

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1
                                818,088 Units


PROSPECTUS
Part One
Dated December 24, 1996

Note: Part One of this Prospectus may not be distributed unless accompanied by Part Two.

The Trust

The Oppenheimer Global Growth & Treasury Securities Trust (the "Trust") is a unit investment trust consisting of a portfolio of "zero coupon" U.S. Treasury bonds (Treasury Obligations) and shares of Oppenheimer Global Fund, Inc. ("Oppenheimer"). Oppenheimer is an open-end diversified management investment company, commonly known as a mutual fund. At November 18, 1996, each Unit represented a 1/818,088 undivided interest in the principal and net income of the Trust (see "The Trust" in Part Two).

The Units being offered by this Prospectus are issued and outstanding Units which have been purchased by the Sponsor in the secondary market or from the Trustee after having been tendered for redemption. The profit or loss resulting from the sale of Units will accrue to the Sponsor. No proceeds from the sale of Units will be received by the Trust.

Public Offering Price

The Public Offering Price per Unit is equal to the aggregate value of the Securities in the Portfolio of the Trust, plus or minus cash, if any, in the income and principal accounts of the Trust, divided by the number of Units outstanding, plus a sales charge of 5.5% of the Public Offering Price (5.820% of the amount invested, exclusive of income and principal cash). At November 18, 1996, the Public Offering Price per Unit was $11.6042 (see "Public Offering" in Part Two).

      Please retain both parts of this Prospectus for future reference.
______________________________________________________________________________
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________


                             NIKE SECURITIES L.P.
                                   Sponsor

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1
           SUMMARY OF ESSENTIAL INFORMATION AS OF NOVEMBER 18, 1996
                       Sponsor:  Nike Securities L.P.
                    Evaluator:  First Trust Advisors L.P.
                      Trustee:  The Chase Manhattan Bank


GENERAL INFORMATION

Aggregate Maturity Value of Treasury Obligations in the Trust       $8,183,000
Aggregate Number of Shares of Oppenheimer in the Trust                 102,506
Number of Units                                                        818,088
Fractional Undivided Interest in the Trust per Unit                  1/818,088
Public Offering Price per Unit:
  Aggregate Value of Securities in the Portfolio                    $8,971,058
  Aggregate Value of Securities per Unit                              $10.9659
  Income and principal cash in the Portfolio                               $74
  Income and principal cash per Unit                                    $.0001
  Sales Charge 5.820% (5.5% of Public Offering Price)                   $.6382
  Public Offering Price per Unit                                      $11.6042
Redemption Price and Sponsor's Repurchase Price per
  Unit ($.6382 less than the Public Offering Price per Unit)          $10.9660

Date Trust Established                                      September 22, 1994
Mandatory Termination Date                                        May 15, 2005
Evaluator's Annual Fee: $.0020 per $10 principal amount of Treasury Obligations outstanding. Evaluations for purposes of sale, purchase or redemption of Units are made as of the close of trading (4:00 p.m. Eastern time) on the New York Stock Exchange on each day on which it is open.
Supervisory fee payable to an affiliate             Maximum of $.0015 per Unit
  of the Sponsor                                          outstanding annually
Bookkeeping and administrative expenses payable     Maximum of $.0010 per Unit
  to the Sponsor                                          outstanding annually
Trustee's Annual Fee:  $.009 per Unit outstanding.
Record Date: As soon as practicable fter Oppenheimer's ex-dividend date. Distribution Date: As soon as practicable after Oppenheimer's distribution date.

                     THIS PAGE INTENTIONALLY LEFT BLANK.

                        REPORT OF INDEPENDENT AUDITORS


The Unit Holders of Oppenheimer Global
Growth & Treasury Securities Trust, Series 1

We have audited the accompanying statement of assets and liabilities, including the portfolio, of Oppenheimer Global Growth & Treasury Securities Trust, Series 1 as of August 31, 1996, and the related statements of operations and changes in net assets for the year then ended and for the period from the Initial Date of Deposit, September 22, 1994, to August 31, 1995. These financial statements are the responsibility of the Trust's Sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Sponsor, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Treasury Securities Trust, Series 1 at August 31, 1996, and the results of its operations and changes in its net assets for the year then ended and for the period from the Initial Date of Deposit, September 22, 1994, to August 31, 1995, in conformity with generally accepted accounting principles.



                                                             ERNST & YOUNG LLP
Chicago, Illinois
November 15, 1996

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                     STATEMENT OF ASSETS AND LIABILITIES

                               August 31, 1996


                                    ASSETS


Securities, at market value (cost, including
  accretion on the treasury obligations,
  $8,081,937)(Note 1)                                             $8,486,767
Cash                                                                  15,027
Receivable from investment transaction                                29,308
                                                                 ___________
                                                                   8,531,102

                          LIABILITIES AND NET ASSETS

Accrued liabilities                                                    6,664
Unit redemptions payable                                              62,433
                                                                 ___________
                                                                      69,097
                                                                 ___________


Net assets, applicable to 836,209 outstanding
    units of fractional undivided interest:
  Cost of Trust assets, including accretion
    on the treasury obligations  (Note 1)            $8,081,937
  Net unrealized appreciation (Note 2)                  404,830
  Distributable funds (deficit)                        (24,762)
                                                    ___________
                                                                  $8,462,005
                                                                 ===========

Net asset value per unit                                            $10.1195
                                                                 ===========

[FN]

               See accompanying notes to financial statements.

           OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                                      PORTFOLIO

                                   August 31, 1996

    Maturity                                                         Market
     value          Name of Issuer and Title of Security (1)         value

                    Zero Coupon U.S. Treasury bonds
  $8,363,000          maturing May 15, 2005                         $4,577,454
  ==========

     Shares

     104,639        Oppenheimer Global Fund                          3,909,313
  ==========                                                        __________

                    Total investments                               $8,486,767
                                                                    ==========

(1) The treasury obligations have been purchased at a discount from their par value because there is no stated interest income thereon. Over the life of the treasury obligations the value increases, so that upon maturity the holders will receive 100% of the principal amount thereof.
[FN]

               See accompanying notes to financial statements.

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                           STATEMENTS OF OPERATIONS


                                                                  Period from
                                                                  the Initial
                                                                Date of Deposit,
                                                                 September 22,
                                                 Year ended         1994, to
                                                 August 31,        August 31,
                                                    1996              1995

Interest income                                  $348,955            239,515

Dividends:
  Ordinary income                                  40,219             62,434
  Capital gain                                    241,979            211,097
                                                 ___________________________
Total investment income                           631,153            513,046

Expenses:
  Trustee's fees and related expenses            (16,576)            (8,776)
  Evaluator's fees                                (1,840)            (1,296)
  Supervisory fees                                (1,436)            (1,044)
  Administrative fees                               (921)              (726)
                                                 ___________________________
Total expenses                                   (20,773)           (11,842)
                                                 ___________________________
      Investment income - net                     610,380            501,204

Net gain (loss) on investments:
  Net realized gain (loss)                        107,041                  -
  Change in net unrealized appreciation
    or depreciation                             (182,537)            587,367
                                                 ___________________________
                                                 (75,496)            587,367
                                                 ___________________________
Net increase (decrease) in net
  assets resulting from operations               $534,884          1,088,571
                                                 ===========================

[FN]

               See accompanying notes to financial statements.

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                     STATEMENTS OF CHANGES IN NET ASSETS


                                                                  Period from
                                                                  the Initial
                                                                Date of Deposit,
                                                                 September 22,
                                           Year ended               1994, to
                                           August 31,              August 31,
                                              1996                    1995

Net increase (decrease) in net assets
    resulting from operations:
  Investment income - net                      $610,380              501,204
  Net realized gain (loss)
    on investments                              107,041                    -
  Change in unrealized appreciation
    or depreciation on investments            (182,537)              587,367
                                             _______________________________
                                                534,884            1,088,571

Units issued (10,000 and 935,000 in
  1996 and 1995, respectively)                  100,147            8,440,156
Units redeemed (158,791 in 1996)            (1,635,984)                    -

Distributions to unit holders:
  Investment income - net                     (255,852)            (267,792)
                                             _______________________________

Total increase (decrease) in net assets     (1,256,805)            9,260,935

Net assets:
  At the beginning of the period              9,718,810              457,875
                                             _______________________________

  At the end of the period (including
    distributable funds (deficit)
    applicable to Trust units of
    $(24,762) and $(6,103) at August 31,
    1996 and 1995, respectively)             $8,462,005            9,718,810
                                             ===============================
Trust units outstanding at the end
  of the period                                 836,209              985,000

[FN]

               See accompanying notes to financial statements.

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                        NOTES TO FINANCIAL STATEMENTS


1.  Significant accounting policies

Security valuation -

The treasury obligations are stated at values as determined by First Trust Advisors L.P. (the Evaluator), an affiliate of the Sponsor. The values are based on (1) current bid prices for the securities obtained from dealers or brokers who customarily deal in securities comparable to those held by the Trust, (2) current bid prices for comparable securities, (3) appraisal or (4) any combination of the above.

Shares of Oppenheimer Global Fund (Oppenheimer) are stated at Oppenheimer's published net asset value as reported by the Evaluator. Net asset value is determined by dividing the value of Oppenheimer's securities plus any cash and other assets (including accrued interest and dividends receivable) less all liabilities (including accrued expenses) by the number of shares outstanding, adjusted to the nearest whole cent.

Investment income -

Dividends from the Oppenheimer shares are recorded on Oppenheimer's ex-dividend date. Interest income consists of amortization of original issue discount and market discount or premium on the treasury obligations. Such amortization is included in the cost of the treasury obligations rather than in distributable funds because it is not currently available for distribution to unit holders.

Security cost -

Cost of the Trust's treasury obligations is based on the offering price of the treasury obligations on the dates the treasury obligations were deposited in the Trust, plus amortization of original issue discount and amortization of market discount or premium. Cost of the Oppenheimer shares is based on the net asset value of such shares on the dates the shares were deposited in the Trust. The cost of securities sold is determined on the average cost method. Sales of securities are recorded on the trade date.

Federal income taxes -

The Trust is not taxable for Federal income tax purposes. Each unit holder is considered to be the owner of a pro rata portion of the Trust and, accordingly, no provision has been made for Federal income taxes.

Expenses of the Trust -

The Trust pays a fee for Trustee services, which is based on $.009 per annum per unit outstanding based on the largest aggregate number of units outstanding during the calendar year. Prior to September 1, 1995, the Trustee was United States Trust Company of New York; effective September 1, 1995, The Chase Manhattan Bank succeeded United States Trust Company of New York as Trustee. The Evaluator receives an annual fee based on $0.002 per $10.00 principal amount of treasury obligations outstanding. Additionally, the Trust pays recurring financial reporting costs, an annual supervisory fee payable to an affiliate of the Sponsor and an annual administrative fee payable to the Sponsor.

2.  Unrealized appreciation and depreciation

An analysis of net unrealized appreciation at August 31, 1996 follows:

                                       Treasury    Oppenheimer
                                     obligations      shares       Total

          Unrealized appreciation       $227,023     177,807        404,830
          Unrealized depreciation              -           -              -
                                        ___________________________________

                                        $227,023     177,807        404,830
                                        ===================================

3.  Other information

Cost to investors -

The cost to initial investors of units of the Trust was based on the aggregate offering price of the treasury obligations and the net asset value of the Oppenheimer shares on the date of an investor's purchase, plus a sales charge of 5.5% of the public offering price which is equivalent to approximately 5.820% of the net amount invested.

Distributions to unit holders -

Distributions to unit holders are made as soon as practicable after Oppenheimer's distribution date. During the periods ended August 31, 1996 and 1995, the Trust made distributions totaling $.2740 and $.4463, respectively, as described below.

Selected data per unit of the Trust outstanding throughout each period -

                                                                    Period from
                                                                  the Initial Date
                                                                     of Deposit
                                                                     Sept. 22,
                                                 Year ended           1994, to
                                                 August 31,           Aug. 31,
                                                    1996                1995


Investment income-interest and dividend             $.6855              .7097
Expenses                                            (.0226)            (.0164)
                                                  ___________________________
    Investment income - net                          .6629              .6933

Distributions to unit holders:
  Investment income - net                           (.2740)            (.4463)

Net gain (loss) on investments                      (.1362)             .4623
                                                  ___________________________
    Total increase (decrease) in net assets          .2527              .7093

Net assets:
  Beginning of the period                           9.8668             9.1575
                                                  ___________________________

  End of the period                               $10.1195             9.8668
                                                  ===========================

Investment income - interest and dividends, expenses and investment income - net per unit have been calculated based on the weighted average number of units outstanding during each period (920,767 and 772,892 units during the periods ended August 31, 1996 and 1995, respectively). Distributions to unit holders of investment income - net per unit reflects the Trust's cash distributions of approximately $.2740 per unit to 933,877 units on December 29, 1995 and approximately $.4463 per unit to 600,000 units on December 22, 1994. The net gain (loss) on investments per unit includes the effects of changes arising from issuance of additional units during each period at net asset values which differed from the net asset value per unit at the beginning of each period.

       OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST, SERIES 1

                                   PART ONE
                       Must be Accompanied by Part Two

                             ___________________
                             P R O S P E C T U S
                             ___________________

                  SPONSOR:          Nike Securities L.P.
                                    1001 Warrenville Road
                                    Lisle, Illinois  60532
                                    (800) 621-1675

                  TRUSTEE:          The Chase Manhattan Bank
                                    4 New York Plaza, 6th Floor
                                    New York, New York  10004-2413

                  LEGAL COUNSEL     Chapman and Cutler
                  TO SPONSOR:       111 West Monroe Street
                                    Chicago, Illinois  60603

                  LEGAL COUNSEL     Carter, Ledyard & Milburn
                  TO TRUSTEE:       2 Wall Street
                                    New York, New York  10005

                  INDEPENDENT       Ernst & Young, LLP
                  AUDITORS:         Sears Tower
                                    233 South Wacker Drive
                                    Chicago, Illinois  60606

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any jurisdiction to any person to whom it is not lawful to make such offer in such jurisdiction.

This Prospectus does not contain all the information set forth in the registration statement and exhibits relating thereto, which the Trust has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.



          OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST

PROSPECTUS                           NOTE: THIS PART TWO PROSPECTUS MAY
Part Two                                     ONLY BE USED WITH PART ONE
Dated December 30, 1996

The Trust. Oppenheimer Global Growth & Treasury Securities Trust (the "Trust") is a unit investment trust consisting of a portfolio of zero coupon U.S. Treasury bonds and shares of Oppenheimer Global Fund (the "Fund"). The Fund is an open-end, diversified management investment company, commonly known as a mutual fund.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations") and to provide for potential capital appreciation by investing a portion of the Trust's portfolio in shares of Oppenheimer Global Fund. Collectively the Treasury Obligations and the Fund shares are referred to herein as the "Securities." The Fund's investment objective is capital appreciation. Current income is not an objective. In seeking its objective, the Fund will invest a substantial portion of its invested assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. The Fund's techniques may be considered speculative investment methods and may increase risks and costs to the Fund. See "What is Oppenheimer Global Fund?-Risk Factors." The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be worth more or less than a purchaser's acquisition cost. This Trust is intended to achieve its objective over the life of the Trust and as such is best suited for those investors capable of holding Units to maturity. There is, of course, no guarantee that the objective of the Trust will be achieved. See "Portfolio."

The Trust has a mandatory termination date ("Mandatory Termination Date" or "Trust Ending Date") of May 15, 2005.

Each Unit of the Trust represents an undivided fractional interest in all the Securities deposited in the Trust. The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $10.00 (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Trust never paid a dividend and the value of the underlying Fund shares were to decrease to zero, which the Sponsor considers highly unlikely. This feature of the Trust provides Unit holders who purchase Units at a price of $10.00 or less per Unit with total principal protection, including any sales charges paid, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation. As a result of the volatile nature of the market for zero coupon U.S. Treasury bonds, Units sold or redeemed prior to maturity will fluctuate in price and the underlying Treasury Obligations may be valued at a price greater or less than their value as of the Initial Date of Deposit. UNIT HOLDERS DISPOSING OF THEIR UNITS PRIOR TO THE MATURITY OF THE TRUST MAY RECEIVE MORE OR LESS THAN $10.00 PER UNIT, DEPENDING ON MARKET CONDITIONS ON THE DATE UNITS ARE SOLD OR REDEEMED.

BOTH PARTS OF THE PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund shares deposited in the Trust's portfolio have no fixed maturity date and the net asset value of the shares will fluctuate. The Portfolio, essential information based thereon and financial statements, including a report of independent auditors relating to the Trust offered hereby, are contained in Part One for the Trust to which reference should be made for such information.

Public Offering Price. The Public Offering Price per Unit of the Trust will be based upon a pro rata share of the bid prices of the Treasury Obligations and the net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a maximum sales charge of 5.5% (equivalent to 5.82% of the net amount invested). The minimum purchase is $1,000. The sales charge is reduced on a graduated scale for sales involving at least 10,000 Units. See "How is the Public Offering Price Determined?"

Income and Capital Gains Distributions. Distributions of net income, if any, other than amortized discount, will be made at least annually. Distributions of realized capital gains, if any, received by the Trust, will be made whenever the Fund makes such a distribution. Any distribution of income and/or capital gains will be net of the expenses of the Trust. INCOME WITH RESPECT TO THE ACCRUAL OF ORIGINAL ISSUE DISCOUNT ON THE TREASURY OBLIGATIONS WILL NOT BE DISTRIBUTED CURRENTLY, ALTHOUGH UNIT HOLDERS WILL BE SUBJECT TO FEDERAL INCOME TAX AT ORDINARY INCOME RATES AS IF A DISTRIBUTION HAD OCCURRED. See "What is the Federal Tax Status of Unit Holders?" Additionally, upon termination of the Trust, the Trustee will distribute, upon surrender of Units for redemption, to each Unit holder his or her pro rata share of the Trust's assets, less expenses, in the manner set forth under "Rights of Unit Holders-How are Income and Capital Distributed?"

Reinvestment. Each Unit holder will, unless he or she elects to receive cash payments, have distributions of principal (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination) and income earned by the Trust, automatically invested in shares of the Fund (if Fund shares are registered in the Unit holder's state of residence) in the name of the Unit holder. Such distributions (including, if elected by Unit holders, the proceeds received upon the maturity of the Treasury Obligations in the Trust at termination) will be reinvested without a sales charge to the Unit Holder on each applicable distribution date. See "Rights of Unit Holders-How Can Distributions to Unit Holders be Reinvested?"

Market for Units. While under no obligation to do so, the Sponsor intends to maintain a market for Units of the Trust and offer to resell such Units at prices which are based on the aggregate bid side evaluation of the Treasury Obligations and the aggregate net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus a maximum sales charge of 5.5% (equivalent to 5.82% of the net amount invested). In the absence of such a market, a Unit holder may redeem Units through redemption at prices based upon the aggregate bid price of the Treasury Obligations plus the aggregate net asset value of the Fund shares in the Trust plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust. See "Rights of Unit Holders-How May Units be Redeemed?"

Risk Factors. An investment in the Trust should be made with an understanding of the risks associated therewith, including, among other factors, the possible deterioration of either the Securities which make up the Trust or the general condition of the stock market, volatile interest rates, economic recession, currency exchange fluctuations, foreign withholding, and differences between domestic and foreign legal, auditing, brokerage and economic standards. The Trust is not actively managed and Securities will not be sold by the Trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. See "What are the Fund's Investment Policies?-Risk Factors."

          OPPENHEIMER GLOBAL GROWTH & TREASURY SECURITIES TRUST

What is Oppenheimer Global Growth & Treasury Securities Trust?

The Oppenheimer Global Growth & Treasury Securities Trust is one of a series of investment companies created by the Sponsor under the name of Oppenheimer Global Growth & Treasury Securities Trust, all of which are generally similar but each of which is separate and is designated by a different series number (the "Trust"). This series was created under the laws of the State of New York pursuant to a Trust Agreement (the "Indenture"), dated the Initial Date of Deposit, with Nike Securities L.P., as Sponsor, The Chase Manhattan Bank, as Trustee, and First Trust Advisors L.P., as Portfolio Supervisor and Evaluator.

The objective of the Trust is to protect Unit holders' capital by investing a portion of the Trust's portfolio in zero coupon U.S. Treasury bonds ("Treasury Obligations") and to provide for potential capital appreciation by investing a portion of the Trust's portfolio in shares of Oppenheimer Global Fund (the "Fund"). The Fund is a mutual fund with the investment objective of capital appreciation. Current income is not an objective. In seeking its objective, the Fund will invest a substantial portion of its invested assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. The Fund's techniques may be considered speculative investment methods and increase risks and costs to the Fund. See "What is Oppenheimer Global Fund?-Risk Factors." In the Sponsor's opinion, the trend toward integration and interdependence of certain of the world's economies as well as the emergence of newly industrialized countries, with higher standards of living and increasing consumer demands has translated into more foreign investment opportunities. Foreign markets are assuming a dominant role in the world economy. Over the past twenty years, the major percentage of the world stock market capitalization has shifted dramatically from the United States to foreign markets, which now account for approximately 66% of the world's equities. The Fund's international experts have identified nine significant global trends which they currently believe offer the most promising areas for long-term growth: Specialized Communications, Emerging Consumer Markets, Infrastructure Worldwide, Capital Market Development, Healthcare/Biotechnology, Energy Logistics, Corporate Restructuring, Efficiency-Enhancing Technologies, and Environment. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government and are backed by the full faith and credit of the U.S. Government. The guarantee of the U.S. Government does not apply to the market value of the Treasury Obligations or the Units of the Trust, whose net asset value will fluctuate and, prior to maturity, may be more or less than a Unit holder's acquisition cost. Collectively, the Treasury Obligations and Fund shares in the Trust are referred to herein as the "Securities." There is, of course, no guarantee that the objective of the Trust will be achieved. The Trust has been organized so that purchasers of Units should receive, at the termination of the Trust, an amount per Unit at least equal to $10.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations), even if the Fund shares never paid a dividend and the value of the Fund shares in the Trust were to decrease to zero, which the Sponsor considers highly unlikely. To the extent that Units of the Trust are redeemed, the aggregate value of the Securities in the Trust will be reduced and the undivided fractional interest represented by each outstanding Unit of the Trust will increase. See "How May Units be Redeemed?" The Trust has a Mandatory Termination Date as set forth in Part One of the Prospectus.

What are the Expenses and Charges?

At no cost to the Trust, the Sponsor has borne all the expenses of creating and establishing the Trust, including the cost of the initial preparation, printing and execution of the Indenture for the Units, legal and accounting expenses, expenses of the Trustee and other out-of-pocket expenses. With the exception of bookkeeping and other administrative services provided to the Trust, for which the Sponsor will be reimbursed in amounts as set forth in Part One, the Sponsor will not receive any fees in connection with its activities relating to the Trust. Such bookkeeping and administrative charges may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of

Shelter" in the Consumer Price Index published by the United States Department of Labor. The fees payable to the Sponsor for such services may exceed the actual costs of providing such services for the Fund, but at no time will the total amount received for such services rendered to unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the actual cost to the Sponsor of supplying such services in such year. First Trust Advisors L.P., an affiliate of the Sponsor, will receive an annual supervisory fee, which is not to exceed the amount set forth in Part One for providing portfolio supervisory services for the Trust. Such fee is based on the number of Units outstanding in the Trust on January 1 of each year except during the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month. The fee may exceed the actual costs of providing such supervisory services for the Trust, but at no time will the total amount received for portfolio supervisory services rendered to unit investment trusts of which Nike Securities L.P. is the Sponsor in any calendar year exceed the aggregate cost of First Trust Advisors L.P. of supplying such services in such year.

The Evaluator will receive a fee as indicated in Part One. No fee is paid to the Evaluator with respect to the Fund shares in the Trust. The Trustee pays certain expenses of the Trust for which it is reimbursed by the Trust. The Trustee will receive for its ordinary recurring services to the Trust and for all normal expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture, an annual fee as set forth in Part One per annum per Unit in the Trust outstanding based upon the number of Units outstanding in the Trust on January 1 of each year except during the year or years in which an initial offering period occurs in which case the fee for a month is based on the number of Units outstanding at the end of such month. For a discussion of the services performed by the Trustee pursuant to its obligations under the Indenture, reference is made to the material set forth under "Rights of Unit Holders." Rule 12b-1 fees imposed on shares of the Fund held in the Trust, are rebated to the Trust, deposited in the Income Account and are used to pay expenses of the Trust.

The Trustee's and Evaluator's fees are payable from the Income Account of the Trust to the extent funds are available and then from the Capital Account of the Trust. Since the Trustee has the use of the funds being held in the Capital and Income Accounts for payment of expenses and redemptions and since such Accounts are non-interest bearing to Unit holders, the Trustee benefits thereby. Part of the Trustee's compensation for its services to the Trust is expected to result from the use of these funds. Both fees may be increased without approval of the Unit holders by amounts not exceeding proportionate increases under the category "All Services Less Rent of Shelter" in the Consumer Price Index published by the United States Department of Labor.

The following additional charges are or may be incurred by the Trust: all legal and annual auditing expenses of the Trustee incurred by or in connection with its responsibilities under the Indenture; the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unit holders; fees of the Trustee for any extraordinary services performed under the Indenture; indemnification of the Trustee for any loss, liability or expense incurred by it without negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of the Trust; indemnification of the Sponsor for any loss, liability or expense incurred without gross negligence, bad faith or willful misconduct in acting as depositor of the Trust; all taxes and other government charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). The above expenses and the Trustee's annual fee, when paid or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in the Trust in order to make funds available to pay all these amounts if funds are not otherwise available in the Income and Capital Accounts of the Trust except that the Trustee shall not sell Treasury Obligations to pay Trust expenses. Since the Fund shares consist primarily of common stock and the income stream produced by dividends is unpredictable, the Sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of the Trust. As discussed above, if dividends are insufficient to cover expenses, it is likely that Fund shares will have to be sold to meet Trust expenses. These sales may result in capital gains or losses to Unit holders. See "What is the Federal Tax Status of Unit Holders?"

The Indenture requires the Trust to be audited on an annual basis at the expense of the Trust by independent auditors selected by the Sponsor. So long as the Sponsor is making a secondary market for the Units, the

Sponsor is required to bear the cost of such annual audits to the extent such cost exceeds $0.005 per Unit. Unit holders of the Trust covered by an audit may obtain a copy of the audited financial statements upon request.

What is the Federal Tax Status of Unit Holders?

The following is a general discussion of certain of the Federal income tax consequences of the purchase, ownership and disposition of the Units. The summary is limited to investors who hold the Units as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Unit holders should consult their tax advisers in determining the Federal, state, local and any other tax consequences of the purchase, ownership and disposition of Units in the Trust.

In the opinion of Chapman and Cutler, counsel for the Sponsor, under existing law:

1. The Trust is not an association taxable as a corporation for Federal income tax purposes; each Unit holder will be treated as the owner of a pro rata portion of each of the assets of the Trust under the Code; the income of the Trust will be treated as income of the Unit holders thereof under the Code; and each Unit holder will be considered to have received his or her pro rata share of income derived from each Trust asset when such income is received by the Trust.

2. Each Unit holder will have a taxable event when the Trust disposes of a Security (whether by sale, exchange, liquidation, redemption, or otherwise) or upon the sale or redemption of Units by such Unit holder. The price a Unit holder pays for his or her Units is allocated among his or her pro rata portion of each Security held by the Trust (in proportion to the fair market values thereof on the date the Unit holder purchases his or her Units) in order to determine his or her tax basis for his or her pro rata portion of each Security held by the Trust. The Treasury Obligations held by the Trust are treated as stripped bonds and are treated as bonds issued at an original issue discount as of the date a Unit holder purchases his or her Units. Because the Treasury Obligations represent interests in "stripped" U.S. Treasury bonds, a Unit holder's initial cost for his or her pro rata portion of each Treasury Obligation held by the Trust (determined at the time he acquires his Units, in the manner described above) shall be treated as its "purchase price" by the Unit holder. Original issue discount is effectively treated as interest for Federal income tax purposes and the amount of original issue discount in this case is generally the difference between the bond's purchase price and its stated redemption price at maturity. A Unit holder will be required to include in gross income for each taxable year the sum of his or her daily portions of original issue discount attributable to the Treasury Obligations held by the Trust as such original issue discount accrues and will, in general, be subject to Federal income tax with respect to the total amount of such original issue discount that accrues for such year even though the income is not distributed to the Unit holders during such year to the extent it is not less than a "de minimis" amount as determined under a Treasury Regulation issued on December 28, 1992 relating to stripped bonds. To the extent the amount of such discount is less than the respective "de minimis" amount, such discount shall be treated as zero. In general, original issue discount accrues daily under a constant interest rate method which takes into account the semi-annual compounding of accrued interest. In the case of the Treasury Obligations, this method will generally result in an increasing amount of income to the Unit holders each year. Unit holders should consult their tax advisers regarding the Federal income tax consequences and accretion of original issue discount. For Federal income tax purposes, a Unit holder's pro rata portion of dividends, as defined by Section 316 of the Code, paid with respect to a Fund share held by the Trust is taxable as ordinary income to the extent of such Fund's current and accumulated "earnings and profits." A Unit holder's pro rata portion of dividends paid on such Fund share which exceed such current and accumulated earnings and profits will first reduce a Unit holder's tax basis in such Fund share, and to the extent that such dividends exceed a Unit holder's tax basis in such Fund share shall generally be treated as capital gain. In general, any such capital gain will be short term unless a Unit holder has held his Units for more than one year.

3. A Unit holder's portion of gain, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital gain except in the case of a dealer or a financial institution and, in general, will be long-term if the Unit holder has held his or her Units for more than one year (the date on which the Units are acquired (i.e., the "trade date") is excluded for purposes of determining whether the Units have been held for more than one year). A Unit holder's portion of loss, if any, upon the sale or redemption of Units or the disposition of Securities held by the Trust will generally be considered a capital loss (except in the case of a dealer) and, in general, will be long-term if the Unit holder has held his or her Units for more than one year. Unit holders should consult their tax advisers regarding the recognition of gains and losses for Federal income tax purposes.

Because Unit holders are deemed to directly own a pro rata portion of the Fund shares as discussed above, Unit holders are advised to read the discussion of tax consequences for the Fund set forth under "Who is the Management of Oppenheimer Global Fund?-Tax Status of the Fund." Distributions declared by the Fund on the Fund shares in October, November or December that are held by the Trust and paid during the following January will be treated as having been received by Unit holders on December 31 in the year such distributions were declared. Distributions of the Fund's net capital gain which the Fund properly designates as capital gain dividends will be taxable to the Unit holders as long-term capital gains regardless of how long a person has been a Unit holder. If a Unit holder holds his or her Units for six months or less or if the Trust holds shares of the Fund for six months or less, any loss incurred by a Unit holder related to the disposition of the Fund shares will be treated as a long-term capital loss to the extent of any long-term capital gains distributions received (or deemed to have been received) with respect to such shares. For taxpayers other than corporations, net capital gains are subject to a maximum marginal tax rate of 28 percent. However, it should be noted that legislative proposals are introduced from time to time that affect relative differences at which ordinary income and capital gains are taxed.

The Revenue Reconciliation Act of 1993 (the "Tax Act") raised tax rates on ordinary income while capital gains remain subject to a 28% maximum stated rate for taxpayers other than corporations. Because some or all capital gains are taxed at a comparatively lower rate under the Tax Act, the Tax Act includes a provision that recharacterizes capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. Unit holders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in Units. If the Unit holder disposes of a Unit, he is deemed thereby to have disposed of his entire pro rata interest in all assets of the Trust involved including his pro rata portion of all the Securities represented by the Unit.

Distributions on the Fund shares which are taxable as ordinary income to the Unit holders will constitute dividends for federal income tax purposes. To the extent dividends received by the Fund are attributable to foreign corporations, a corporation that owns Units will not be entitled to the dividends received deduction with respect to the pro rata portion of such dividends, since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. However, to the extent dividends received by the Fund are from United States corporations (other than real estate investment trusts) and are designated by the Fund as being eligible for the dividends received deduction, distributions received by corporate Unit holders with respect to Fund shares attributable to such dividends may qualify for the 70% dividends received deduction, subject to limitations otherwise applicable to the availability of the deduction.

Limitations on Deductibility of Trust Expenses by Unit Holders. Each Unit holder's pro rata share of each expense paid by the Trust is deductible by the Unitholder to the same extent as though the expense had been paid directly by him, subject to the following limitation. It should be noted that as a result of the Tax Reform Act of 1986, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses will be deductible by an individual only to the extent they exceed 2% of such individual's adjusted gross income. Unit holders may be required to treat some or all of the expenses of the Trust as miscellaneous itemized deductions subject to this limitation.

Special Tax Consequences of In-Kind Distributions Upon Termination of the Trust. As discussed in "Rights of Unit Holders-How are Income and Capital Distributed?," under certain circumstances a Unit Holder will receive an In-Kind Distribution upon the termination of the Trust. The Unit Holder requesting an In-Kind Distribution will be liable for expenses related thereto (the "Distribution Expenses") and the amount of such In-Kind Distribution will be reduced by the amount of the Distribution Expenses. See "Rights of Unit Holder-How are Income and Capital Distributed?" Treasury Obligations held by the Trust will not be distributed to a Unit holder as part of an In-Kind Distribution. The tax consequences relating to the sale of Treasury Obligations are discussed above. As previously discussed, prior to the termination of the Trust, a Unit holder is considered as owning a pro rata portion of each of the Trust assets for Federal income tax purposes. The receipt of an In-Kind Distribution upon the termination of the Trust will result in a Unit holder receiving an undivided interest in whole shares of the Fund plus, possibly, cash.

The potential tax consequences that may occur under an In-Kind Distribution will depend on whether or not a Unit holder receives cash in addition to Securities. A "Security" for this purpose is a particular class of stock issued by a particular corporation (and does not include the Treasury Obligations in the Trust). A Unit holder will not recognize gain or loss if a Unit holder only receives shares of the Fund in exchange for his or her pro rata portion in each share of the Fund held by the Trust. However, if a Unit holder also receives cash in exchange for a fractional share of a Security held by the Trust, such Unit holder will generally recognize gain or loss based upon the difference between the amount of cash received by the Unit holder and his tax basis in such fractional share of a Security held by the Trust.

Because the Fund will own many securities, a Unit holder who requests an In-Kind Distribution will have to analyze the tax consequences with respect to each Security owned by the Trust. The amount of taxable gain (or loss) recognized under the rules described above by such Unit holder with respect to each Security owned by the Trust. Unit holders who request an In-Kind Distribution are advised to consult their tax advisers in this regard.

The Fund may elect to pass through to its shareholders the foreign income and similar taxes paid by the Fund in order to enable such shareholders to take a credit (or deduction) for foreign income taxes paid by the Fund. If such an election is made, Unit holders of the Trust, because they are deemed to own a pro rata portion of the Fund shares held by the Trust, as described above, must include in their gross income, for Federal income tax purposes, both their portion of dividends received by the Trust from the Fund, and also their portion of the amount which the Fund deems to be the Trust's portion of foreign income taxes paid with respect to, or withheld from, dividends, interest or other income of the Fund from its foreign investments. Unit holders may then subtract from their Federal income tax the amount of such taxes withheld, or else treat such foreign taxes as deductions from gross income; however, as in the case of investors receiving income directly from foreign sources, the above described tax credit or deduction is subject to certain limitations. Unit holders should consult their tax advisers regarding this election and its consequences to them.

General. Each Unit holder will be requested to provide its taxpayer identification number to the Trustee and to certify that the Unit holder has not been notified that payments to the Unit holder are subject to back-up withholding. If the proper taxpayer identification number and appropriate certification are not provided when requested, distributions by the Trust to such Unit holder (including amounts received upon the redemption of Units) will be subject to back-up withholding. Distributions by the Trust will generally be subject to United States income taxation and withholding in the case of Units held by non-resident alien individuals, foreign corporations or other non-United States persons (accrual of original issue discount on the Treasury Obligations may not be subject to Federal taxation or withholding provided certain requirements are met). Such persons should consult their tax advisers.

Unit holders will be notified annually of the amounts of original issue discount, income and long-term capital gains distributions includable in the Unit holder's gross income and the amount of Trust expenses which may be claimed as itemized deductions.

Distributions of income, long-term capital gains and accrual of original issue discount may also be subject to state and local taxes. Foreign investors may be subject to different Federal income tax consequences than those described above. Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

Unit holders desiring to purchase Units for tax-deferred plans and IRAs should consult their broker for details on establishing such accounts. Units may also be purchased by persons who already have self-directed plans established. See "Why are Investments in the Trust Suitable for Retirement Plans?"

The foregoing discussion related only to United States Federal Income taxes; Unit holders may be subject to state and local taxation in other jurisdictions. Unit holders should consult their tax advisers regarding potential state or local taxation with respect to the Units.

In the opinion of Carter, Ledyard & Milburn, Special Counsel to the Trust for New York tax matters, under the existing income tax laws of the State of New York, the Trust is not an association taxable as a corporation and the income of the Trust will be treated as the income of the Unit holders thereof.

Why are Investments in the Trust Suitable for Retirement Plans?

Units of the Trust may be well suited for purchase by Individual Retirement Accounts, pension funds and other tax-deferred retirement plans. Generally, the Federal income tax relating to capital gains and income received in each of the foregoing plans is deferred until distributions are received. Distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. Fees and charges with respect to such plans may vary.

                                PORTFOLIO

What are Treasury Obligations?

The Treasury Obligations deposited in the Trust consist of U.S. Treasury bonds which have been stripped of their unmatured interest coupons. The Treasury Obligations evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. Treasury Obligations are purchased at a deep discount because the buyer obtains only the right to a fixed payment at a fixed date in the future and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the Treasury Obligations) is that a fixed yield is earned not only on the original investment but also, in effect, on all earnings during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than are securities of comparable quality which make regular interest payments. The effect of being able to acquire the Treasury Obligations at a lower price is to permit more of the Trust's portfolio to be invested in shares of the Fund.

What is Oppenheimer Global Fund?

The portfolio of the Trust also contains shares of Oppenheimer Global
Fund.

Oppenheimer Global Fund (the "Fund") is a mutual fund with the investment objective of capital appreciation. Current income is not an objective. In seeking its objective, the Fund will invest a substantial portion of its invested assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. THE FUND'S TECHNIQUES MAY BE CONSIDERED SPECULATIVE INVESTMENT METHODS AND INCREASE RISKS AND
COSTS TO THE FUND. See "Special Investment Methods."

The Fund offers two classes of shares ("Class A" and "Class B") which may be purchased at a price equal to their respective net asset value per share, plus a sales charge. The Trust has purchased Class A shares for deposit in the Trust and any reference to Fund shares in this prospectus shall refer to Class A shares.

This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing. A Statement of Additional Information about the Fund (the "Additional Statement") has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon written request to OppenheimerFunds Services (the "Transfer Agent"), P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at 1-800-525-7048. The Additional Statement (which is incorporated in its entirety by reference in the Fund's Prospectus) contains more detailed information about the Fund and its management, including more complete information as to certain risk factors.

Fund Expenses

The following table sets forth the fees that an investor in the Fund might pay and the expenses paid by the Fund during its fiscal year ended September 30, 1996.


Shareholder Transaction Expenses
                                                                                                             Class A
                                                                                                             Shares
                                                                                                             _______
   Maximum Sales Charge on Purchases (as a percentage of offering price) +                                   5.75%
   Sales Charge on Reinvested Dividends                                                                      None
   Maximum Contingent Deferred Sales Charge on Redemptions*                                                  None
   Redemption Fees                                                                                           None
   Exchange Fee                                                                                              None

Annual Fund Operating Expenses
  (as a percentage of average net assets)

   Management Fees                                                                                           0.71%
   12b-1 (Distribution and/or Service Plan) Fees ++                                                          0.18%
   Other Expenses                                                                                            0.28%
   Total Fund Operating Expenses**                                                                           1.17%

[FN]
_____________________

+ There is no sales load payable upon the purchase of the Fund shares deposited in the Trust. However, the maximum sales charge on the Units, and therefore indirectly on the Fund shares is 5.5%.

++ Effectively, there are no 12b-1 fees on Fund shares held in the Trust. However, Unit holders who acquire shares of the Fund through reinvestment of dividends or other distributions or through reinvestment at the Trust's termination will begin to incur 12b-1 fees at such time as shares are acquired.

* There is a $10.00 transaction fee for redemptions paid by FedFunds wire, but not for redemptions paid by ACH transfer through AccountLink.

** Annual Fund Operating Expenses are less annual 12b-1 fees rebated to the Sponsor of 0.25% on Fund shares deposited in the Trust. See "Summary of Essential Information" for a description of estimated fees and expenses charged per Unit.

The purpose of this table is to assist an investor in understanding the various costs and expenses that an investor in shares of the Fund will bear directly (Shareholder Transaction Expenses) or indirectly (Annual Fund Operating Expenses). The sales charge rate shown for Class A shares is the current maximum rate applicable to purchases of Class A shares of the Fund. "Total Fund Operating Expenses," similarly restated, would be 1.17% for Class A shares. For further details, see "Purchase, Redemption and Pricing of Shares-Dual Class Methodology" and the Fund's financial statements, both included in the Additional Statement.

The following examples apply the above-stated expenses and the current maximum sales charge to a hypothetical $1,000 investment in shares of the Fund over the time period shown below, assuming a 5% annual rate of return on the investment. The amounts shown below are the cumulative costs of such hypothetical $1,000 investment for the periods shown and, except as indicated in line 2, assumes that the shares are redeemed at the end of each stated period.


                                                                   1 year         3 years        5 years        10 years
                                                                   ______         _______        _______        ________
1. Class A Shares                                                  $69            $93            $118           $191
2. Class A Shares, assuming no redemption                          $69            $93            $118           $191



THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. EXPENSES ARE SUBJECT TO CHANGE AND ACTUAL PERFORMANCE AND EXPENSES MAY BE LESS OR GREATER THAN THOSE
ILLUSTRATED ABOVE.

THE RULE 12B-1 FEES IMPOSED ON SHARES HELD IN THE TRUST ARE REBATED TO THE TRUST AND ARE USED TO REDUCE EXPENSES OF THE TRUST RESULTING IN INCREASED DISTRIBUTIONS TO UNIT HOLDERS. UNIT HOLDERS WHO ACQUIRE SHARES OF SPECIAL SITUATIONS THROUGH REINVESTMENT OF DIVIDENDS OR OTHER DISTRIBUTIONS OR THROUGH REINVESTMENT AT THE TRUST'S TERMINATION WILL BEGIN TO INCUR RULE 12B-1 FEES AT SUCH TIME AS SHARES ARE ACQUIRED.

Financial Highlights

Selected data for a Class A share of the Fund outstanding throughout each period

The information in the table below has been derived from financial statements which are covered by another certified public accountant's report appearing in the

Additional Statement.


                                                                                  Class A
                                                                           Year Ended September 30,
                                            1996         1995          1994       1993           1992           1991
                                            ________     ________      _______    _______        _______        _______
Per Share Operating Data:

Net asset value, beginning of period        $36.84       $37.69        $35.04     $   30.03      $   32.05      $   27.63
                                            ______       _______       ______     __________     __________     __________

Income (loss) from investment operations:
Net investment income                          .23          .31           .17          0.26           0.17           0.05
Net realized and unrealized gain (loss) on
 investments and translation of assets
 and liabilities in foreign currencies        4.22         2.59          6.10          4.99         (1.50)           6.14
                                            _______      _______       ______     __________     __________     __________
Total income (loss)
 from investment operations                   4.45         2.90          6.27          5.25         (1.33)           6.19
                                            _______      _______       ______     __________     __________     __________
Dividends and distributions to shareholders:
Dividends from net investment income         (.24)           -           (.25)        (0.12)         (0.11)         (0.08)
Distributions from net realized gains
 on investments                             (2.05)       (3.75)         (3.37)        (0.12)         (0.58)         (1.69)
                                            _______      _______       ______     __________     __________     __________
Total dividends and distributions
 to shareholders                            (2.29)       (3.75)         (3.62)        (0.24)         (0.69)         (1.77)
                                            _______      _______       ______     __________     __________     __________
Net asset value, end of period              $39.00       $36.84        $37.69     $    35.04     $    30.03     $    32.05
                                            =======      =======       ======     ==========     ==========     ==========
Total return, at Net Asset Value*           12.98%        9.26%        19.19%         17.67%        (4.23)%         23.71%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)    $2,499       $2,186        $1,921     $1,388,773     $1,214,615     $1,076,336
Average net assets (in thousands)           $2,309       $1,979        $1,711     $1,213,098     $1,193,870     $  898,592
Number of shares outstanding at
 end of period (in thousands)                  N/A          N/A        50,955         39,632         40,441         33,585
Amount of debt outstanding at
 end of period (in thousands)               $  N/A       $  N/A           N/A     $    -         $   60,000     $   60,000
Average amount of debt outstanding
 throughout each period (in thousands)+     $  N/A       $  N/A           N/A     $   18,247        $60,000        $60,000
Average number of shares outstanding
 throughout each period (in thousands)++       N/A          N/A           N/A         39,853         37,435         30,607
Average amount of debt per share
 outstanding throughout each period         $  N/A       $  N/A           N/A     $     0.46         $ 1.60         $ 1.96
Ratios to average net assets:
Net investment income                        0.62%        0.90%         0.38%          0.84%          0.55%          0.22%
Expenses                                     1.17%        1.20%         1.15%          1.18%          1.36%          1.65%
Portfolio turnover rate**                   102.9%        84.4%        78.30%          86.9%          18.0%          19.9%



                                                                           Class A
                                                                   Year Ended September 30,
                                            1990           1989          1988          1987          1986
                                            ________       _______       _______       _______       _______
Per Share Operating Data:
Net asset value, beginning of period        $  30.43       $  22.94      $ 38.29       $  28.88      $  17.36
                                            ________       ________      ________      ________      ________

Income (loss) from investment operations:
Net investment income                           0.02           0.20         0.04           0.05          0.12
Net realized and unrealized gain (loss) on
 investments and translation of assets
 and liabilities in foreign currencies          0.29           9.11        (9.70)         13.28         11.56
                                            ________       ________      ________      ________      ________
Total income (loss)
 from investment operations                     0.31           9.31        (9.66)         13.33         11.68
                                            ________       ________      ________      ________      ________
Dividends and distributions to shareholders:
Dividends from net investment income          (0.11)         (0.09)        (0.07)        (0.11)        (0.10)
Distributions from net realized gains
 on investments                               (3.00)         (1.73)        (5.62)        (3.81)        (0.06)
                                            ________       ________      ________      ________      ________
Total dividends and distributions
 to shareholders                              (3.11)         (1.82)        (5.69)        (3.92)        (0.16)
                                            ________       ________      ________      ________      ________
Net asset value, end of period              $  27.63       $  30.43      $  22.94      $  38.29      $  28.88
                                            ========       ========      ========      ========      ========
Total return, at Net Asset Value*              0.79%         42.87%      (25.17)%        52.65%        67.63%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)    $719,893       $522,866      $371,438      $601,417      $372,243
Average net assets (in thousands)           $672,246       $445,819      $398,220      $473,418      $330,827
Number of shares outstanding at
 end of period (in thousands)                 26,056         17,183        16,191        15,708        12,891
Amount of debt outstanding at
 end of period (in thousands)               $ 60,000        $30,000       $30,000       $35,000       $22,000
Average amount of debt outstanding
 throughout each period (in thousands)+     $ 42,877        $30,000       $31,052       $26,290       $19,058
Average number of shares outstanding
 throughout each period (in thousands)++      21,982         16,968        17,173        15,099        13,205
Average amount of debt per share
 outstanding throughout each period         $   1.95         $ 1.77        $ 1.81        $ 1.74        $ 1.44
Ratios to average net assets:
Net investment income                          0.16%          0.73%         0.15%         0.16%         0.47%
Expenses                                       1.68%          1.90%         1.89%         1.49%         1.60%
Portfolio turnover rate**                      27.2%          62.6%         25.2%         37.0%         25.2%


[FN]
______________
* Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

** The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended
September 30, 1996 were $2,961,773,794 and $2,678,446,475, respectively.

+  Based upon daily outstanding borrowings.

++ Based upon month-end balances.

What are the Fund's Investment Policies?

Objective. The Fund invests its assets with the objective of capital appreciation.

Investment Policies and Strategies. The Fund seeks capital appreciation by emphasizing investments in common stocks or convertible securities of "growth-type" companies. These may include securities of U.S. companies or foreign companies, as discussed below. The Fund may invest in securities of smaller, less well-known companies as well as those of large, well-known companies (not generally included in the definition of "growth-type" companies). The Fund may hold warrants and rights. Current income is not a consideration in the selection of portfolio securities. A portion of the Fund's assets may be invested in securities for liquidity purposes.

As a matter of fundamental policy, under normal market conditions (when the Manager believes that the securities markets are not in a volatile or unstable period), the Fund invests in securities of issuers traded in markets in at least three different countries (which may include the United States). The Manager expects that the Fund will normally invest a substantial portion of its assets in foreign securities (discussed in "Foreign Securities," below).

The Fund's portfolio manager currently employs an investment strategy in selecting foreign and domestic securities that considers the effects of worldwide trends on the growth of various business sectors. These trends or "global themes" currently include telecommunications expansion, emerging consumer markets, infrastructure development, natural resource use and development, corporate restructuring, capital market development in foreign countries, health care expansion, and global integration. These trends, which may affect the growth of companies having businesses in these sectors or affected by their development, may suggest opportunities for investing the Fund's assets. The Manager does not invest a fixed or specific amount of the Fund's assets in any one sector, and these themes or this approach may change over time.

The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes as well as in "special situations" the Manager believes present opportunities for capital growth. For example, when a country's economy is expanding, companies in the financial services and consumer products industries may be in a position to benefit from changes in the business cycle and may present long-term growth opportunities.

When investing the Fund's assets, the Manager considers many factors, including the global themes discussed above, general economic conditions abroad relative to the U.S. and the trends in foreign and domestic stock markets. The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below.

When market conditions are unstable, the Fund may invest in debt securities, such as rated or unrated bonds and debentures, cash equivalents and preferred stocks. It is expected that short-term debt securities (which are securities maturing in one year or less from date of purchase) will be emphasized for defensive or liquidity purposes, since those securities usually may be disposed of quickly and their prices tend not to be as volatile as the prices of longer term debt securities. When circumstances warrant, securities may be sold without regard to the length of time held, although short-term trading may increase brokerage costs borne by the Fund.

What are "Growth-Type" Companies? These tend to be newer companies that may be developing new products or services, or expanding into new markets for their products. While they may have what the Manager believes to be favorable prospects for the long-term, growth-type companies normally retain a large part of their earnings for research, development and investment in capital assets. Therefore, they tend not to emphasize the payment of dividends.

Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objective is a fundamental policy.

Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Stock Investment Risks. Because the Fund normally invests most, or a substantial portion, of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile, and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted.

As discussed below, the Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company.

Because of the types of securities the Fund invests in and the investment techniques the Fund uses, some of which may be speculative, the Fund is designed for investors who are investing for the long-term and who are willing to accept greater risks of loss of their investment in the hope of achieving capital appreciation. It is not intended for investors seeking assured income and preservation of capital. Investing for capital appreciation entails the risk of loss of all or part of your investment. Because changes in securities market prices can occur at any time, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

Foreign Securities. The Fund will normally invest a substantial amount of its assets in foreign securities. Foreign securities are those that are traded primarily on a foreign securities exchange or in the foreign over-the-counter markets. The Fund can invest up to 100% of its assets in foreign securities. The Fund may purchase equity (and debt) securities issued or guaranteed by foreign companies or foreign governments or their agencies. The fund may buy securities of companies or governments in any country, developed or underdeveloped.

The Fund does not limit its investments in bonds and debentures to issues having specified credit ratings. The Fund may invest in debt securities rated below "investment grade" (investment grade securities are generally those in the four highest rating categories of Moody's Investors Service, Inc. or Standard & Poor's). Debt securities are subject to changes in value due to changes in prevailing interest rates. The values of outstanding debt securities rise when prevailing interest rates decline, and decline when prevailing interest rates rise. The Manager does not currently intend to invest more than 5% of the Fund's assets in debt securities.

The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities. If the Fund's securities are held abroad, the countries in which they are held and the sub-custodians holding them must be approved by the Fund's Board of Trustees.

Foreign securities have special risks. There are special risks in investing in foreign securities. Because the Fund may purchase securities denominated in foreign currencies or traded primarily in foreign markets, a change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of those foreign securities. Foreign issuers are not required to use generally accepted accounting principals that apply to U.S. issuers. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by other factors, including exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

In addition, it is generally more difficult to obtain court judgments outside the U.S. if the Fund were to sue a foreign issuer or broker.

Additional costs may be incurred because foreign brokerage commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities is contained in the Fund's Statement of Additional Information.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund ordinarily does not engage in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover is not expected to be more than 100% each year. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years.

Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes. It may also affect the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code for tax deductions for dividends and capital gains distributions the Fund pays to shareholders. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

Derivative Investments. In general, a "derivative investment" is a specially designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index, currency or commodity. The Fund can invest in a number of different kinds of "derivative investments." They are used in some cases for hedging purposes and in other cases to seek to enhance total return. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," below) may be considered "derivative investments."

There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund may realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid. Please refer to "Restricted and Illiquid Securities" for an explanation.

Special Situations. The Fund may invest in securities of companies that are in "special situations" that the Manager believes may present opportunities for capital growth. A "special situation" may be an event such as a proposed merger, reorganization, or other unusual development that is expected to occur and which may result in an increase in the value of a company's securities, regardless of general business conditions or the movement of prices in the securities market as a whole. There is a risk that the price of the security may decline if the anticipated development fails to occur.

Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the price of these securities may be volatile. See "Investment Objective and Policies-Small, Unseasoned Companies" in the Additional Statement for a further discussion of the risks involved in such investments.

Restricted and Illiquid Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers. See "Investment Objective and Policies-Restricted and Illiquid Securities" in the Additional Statement for further details.

Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. The Fund may invest up to 5% of its total assets in warrants or rights. That 5% limitation does not apply to warrants the Fund has acquired as part of units with other securities or that are attached to other securities. No more than 2% of the Fund's total assets may be invested in warrants that are not listed on either The New York Stock Exchange or The American Stock Exchange. These percentage limitations are fundamental policies. For further details, see "Investment Objective and Policies-Warrants and Rights" in the Additional Statement.

Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. They are used primarily for cash liquidity purposes.

Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

Loans of Portfolio Securities. The Fund has entered into a Securities Lending Agreement and Guaranty with The Bank of New York. Under that agreement, portfolio securities of the Fund may be loaned to brokers, dealers and other financial institutions. The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with the Fund's Securities Lending Guidelines, adopted by the Fund's Board of Trustees. The value of the securities loaned may not exceed 25% of the value of the Fund's total assets. The Fund presently does not intend that the value of the securities loaned in the current fiscal year will exceed 5% of the value of the Fund's total assets.

In lending its securities, the Fund has certain risks, such as a delay in receiving additional collateral, a delay in the return of the loaned securities or loss of rights in the collateral if the borrower fails financially. To try to reduce some of those risks, the Fund is the beneficiary of a guaranty provided by The Bank of New York. See "Loans of Portfolio Securities" in the Additional Statement for further information.

Borrowing for Leverage. The Fund may borrow up to 10% of the value of its net assets from banks to buy Securities. That percentage limit is a fundamental policy. This is a speculative investment method known as "leverage." This investing technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that the Fund's net asset value per share will fluctuate more than funds that don't borrow, since the Fund pays interest on borrowings and interest expense affects the Fund's share price. Borrowing for leverage is subject to limits under the Investment Company Act, described in more detail in "Borrowing for Leverage" in the fund's Statement of Additional Information.

Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock indices. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the fund's Statement of Additional Information.

The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes.

Futures. The Fund may buy and sell futures contracts that relate to (1) broadly-based stock indices (these are referred to as Stock Index
Futures) or (2) foreign currencies (these are called Forward Contracts and are discussed below).

Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets. Calls the Fund buys or sells must be listed on a domestic securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. In the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or be quoted by recognized dealers in those options.

The Fund may buy calls only on securities, broadly-based stock indices, foreign currencies or Stock Index Futures, or to terminate its obligation on a call the Fund previously wrote.

The Fund may write (that is, sell) call options. Each call the Fund writes must be "covered" while it is outstanding. That means the Fund must own the investment on which the call was written or the Fund owns and segregates liquid assets to satisfy its obligation if the call is exercised. The Fund may write calls on futures contracts it owns, but these calls must be covered by securities or other liquid assets, including equity and debt securities of any grade, the Fund owns. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls.

The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to securities that the Fund owns, broadly-based stock indices, foreign currencies or Stock Index Futures. The Fund can buy a put on a Stock Index Future whether or not the Fund owns the particular Stock Index Future in its portfolio.

The Fund may write puts on securities, broadly-based stock indices, foreign currencies or Stock Index Futures in an amount up to 50% of its total assets but only if those puts are covered by segregated liquid assets. In writing puts, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. The Fund limits its net exposure under forward contracts in a particular foreign currency to the amount of its assets denominated in that currency or denominated in a closely-correlated currency.

Hedging Instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. These risks and the hedging strategies the Fund may use are described in greater detail in the fund's Statement of Additional Information.

Short Sales Against-the-Box. In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill its delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. The Fund may not sell securities short except in collateralized transactions referred to as "short sales against-the-box." As a fundamental policy, no more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time.

Investment Restrictions. The Fund has certain investment restrictions that are fundamental policies. Under these restrictions, the Fund cannot do any of the following: (1) buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities; (2) concentrate investments in any particular industry. Therefore the Fund will not purchase the securities of companies in any one industry if, thereafter, more than 25% of the value of the Fund's assets would consist of securities of companies in that industry.

Unless the Prospectus states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. Other investment restrictions are listed in "Investment Restrictions" in the Fund's Statement of Additional Information.

Who is the Management of Oppenheimer Global Fund?

Organization and History. The Fund was originally incorporated in Maryland in 1969 but was reorganized in 1986 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees periodically meet throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the fund's Statement of Additional Information names the Trustees and Officers of the Fund and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. Each class invests in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses, which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferable.

The Manager and Its Affiliates. The Fund is managed by the Manager, OppenheimerFunds, Inc., which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Investment Advisory Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $55 billion as of September 30, 1996, and with more than 2.6 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

Portfolio Manager. The Portfolio Manager of the Fund is William L. Wilby. He is a Senior Vice President of the Manager. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since December, 1992. During the past five years, Mr. Wilby has also served as an officer and portfolio manager for other Oppenheimer funds, prior to which he was an international investment strategist at Brown Brothers, Harriman & Co. and a Managing Director and Portfolio Manager at AIG Global Investors.

Fees and Expenses. Under the Investment Advisory Agreement that became effective June 27, 1994 the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.80% of the first $250 million of aggregate net assets, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, and 0.67% of aggregate net assets in excess of $2 billion. The Manager has voluntarily agreed to reduce the management fee to which it is entitled under the Agreement to 0.65% on assets in excess of $3.5 billion. The Fund's management fee for its last fiscal year ended September 30, 1996, was 0.71% of average annual net assets for both its Class A and Class B shares. The Fund's shareholders have been asked to approve a proposed Investment Advisory Agreement that would include the Manager's undertaking as part of its management fee rate. The Fund's prospectus will not be supplemented if the proposed agreement is approved, because the fee paid by the Fund would not change.

The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Fund's Statement of Additional Information.

There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Fund's Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment advisor.

The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "Oppenheimer Funds") and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. The Fund's transfer agent is OppenheimerFunds Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other Oppenheimer funds on an "at-cost" basis. Fund shareholders should direct inquiries about their accounts to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217 (1-800-525-7048).

Fund Performance Information

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical account in the Fund over various periods, and do not show the performance of each shareholder's account (which will vary if dividends are received in cash, or shares are sold or purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices.

It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. More detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

When total returns are quoted for Class A shares, they reflect the payment of the current maximum initial sales charge. Total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1996, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. During the Fund's fiscal year ended September 30, 1996, the U.S. stock market outperformed the major foreign stock markets. The Manager utilized the following global theme areas in selecting stocks for the Fund's portfolio: telecommunications, emerging consumer markets, infrastructure, capital market development, healthcare, natural resources, corporate restructuring and efficiency enhancement. The Fund's performance benefited from appreciation of oil services companies, selected within the natural resources theme, as oil prices moved higher in 1996. In healthcare, the Manager used a sharp decline in the biotechnology sector to add to the Fund's biotechnology holdings, and also established holdings of several European banks.

Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A shares of the Fund held until September 30, 1996. Performance is measured over a ten-year period.

The Fund's performance is compared to the performance of the Morgan Stanley World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the deduction of the current maximum sales charge of 5.75% for Class A shares and reinvestment of all dividends and capital gains distributions, and the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the Morgan Stanley World Index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Please refer to the APPENDIX following the last page of this document for details on the chart included at this point.

What are Some Additional Considerations for Investors?

Investors should be aware of certain other considerations before making a decision to invest in the Trust described herein.

The Sponsor has obtained an exemptive order of the Securities and Exchange Commission ("SEC") to enable it to deposit Oppenheimer Global Fund shares purchased for deposit in the Trust. Under the terms of the exemptive order, the Sponsor has agreed to take certain steps to ensure that investment in the Fund shares is equitable to all parties and particularly that the interests of the Unit holders are protected. The Fund has agreed to waive any sales charge on shares sold to the Trust.

Furthermore, First Trust Advisors L.P. has agreed to waive its usual fee for acting as Evaluator of the Trust's portfolio with respect to that portion of the portfolio comprised of Fund shares, since information with respect to the price of the Fund's shares is readily available to it. In addition, the Indenture requires the Trustee to vote all shares of the Fund held in the Trust in the same manner and ratio on all proposals as the vote of owners of Fund shares not held by the Trust.

The value of the Fund's shares, like the value of the Treasury Obligations, will fluctuate over the life of the Trust and may be more or less than the price at which they were deposited in the Trust. The Fund's shares may appreciate or depreciate in value (or pay dividends or other distributions) depending on the full range of economic and market influences affecting the securities in which it is invested and the success of the Fund's Adviser in anticipating or taking advantage of such opportunities as they may occur. However, the Sponsor believes that, upon termination of the Trust, even if the Fund shares deposited in the Trust are worthless, an event which the Sponsor considers highly unlikely, the Treasury Obligations will provide sufficient principal to at least equal $10.00 per Unit (which is equal to the per Unit value upon maturity of the Treasury Obligations) for those individuals purchasing on the Initial Date of Deposit (or any other Date when the value of the Units is $10.00 or less). This feature of the Trust provides Unit holders with principal protection, although they might forego any earnings on the amount invested. To the extent that Units are purchased at a price less than $10.00 per Unit, this feature may also provide a potential for capital appreciation.

Unless a Unit holder purchases Units of the Trust on the Initial Date of Deposit (or another date when the value of the Units is $10.00 or less), total distributions, including distributions made upon termination of the Trust, may be less than the amount paid for a Unit.

The Sponsor, Adviser, Underwriter, Fund and the Trustee shall not be liable in any way for any default, failure or defect in any Security.

The Trust consists of the Securities listed in Part One as may continue to be held from time to time in the Trust.

The Trustee has no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit holder's investment but may dispose of Securities only under limited circumstances. See "How May Securities be Removed from the Trust?" Of course, the portfolio of the Fund will be changing as the Adviser attempts to achieve the Fund's objective.

To the best of the Sponsor's knowledge, there is no litigation pending as of the date of this Prospectus in respect of any Security which might reasonably be expected to have a material adverse effect on the Trust. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation will be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

                             PUBLIC OFFERING

How is the Public Offering Price Determined?

Units are offered at the Public Offering Price as indicated in Part One attached hereto. The Public Offering Price is based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Fund shares in the Trust, plus or minus cash, if any, in the Capital and Income Accounts held or owned by the Trust, plus a maximum sales charge of 5.5% of the Public Offering Price (equivalent to 5.82% of the net amount invested) divided by the number of outstanding Units of the Trust.

The minimum purchase in the Trust is $1,000. The applicable sales charge is reduced by a discount as indicated below for volume purchases:

                                      Percent of          Percent of
                                      Offering            Net Amount
Number of Units                       Price               Invested
________________                      __________          ___________
 10,000 but less than 50,000          0.60%               0.6036%
 50,000 but less than 100,000         1.30%               1.3171%
100,000 or more                       2.10%               2.1450%

Any such reduced sales charge shall be the responsibility of the selling Underwriter or dealer. The reduced sales charge structure will apply on all purchases of Units in the Trust by the same person on any one day from any one underwriter or dealer. Additionally, Units purchased in the name of the spouse of a purchaser or in the name of a child of such purchaser under 21 years of age will be deemed, for the purposes of calculating the applicable sales charge, to be additional purchases by the purchaser. The reduced sales charges will also be applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. The purchaser must inform the Underwriter or dealer of any such combined purchase prior to the sale in order to obtain the indicated discount. With respect to the employees, officers and directors (including their immediate families and trustees, custodians or a fiduciary for the benefit of such person) of the Sponsor, Underwriters, dealers and their subsidiaries, the sales charge is reduced by 2.0% of the Public Offering Price.

The Public Offering Price will be equal to the bid price per Unit of the Treasury Obligations and the net asset value of the Fund shares therein plus or minus a pro rata share of cash, if any, in the Capital and Income Accounts of the Trust plus the applicable sales charge.

The offering price of the Treasury Obligations in the Trust may be expected to be greater than the bid price of the Treasury Obligations by less than 2%.

Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. Delivery of Units so ordered will be made five business days following such order or shortly thereafter. See "Rights of Unit Holders-How May Units be Redeemed?" for information regarding the ability to redeem Units ordered for purchase.

How are Units Distributed?

It is the intention of the Sponsor to qualify Units of the Trust for sale in a number of states. Sales will be made to dealers and others at prices which represent a concession or agency commission of 65% of the total sales charge for Units sold by such dealers. Volume concessions or agency commissions of an additional 0.40% of the Public Offering Price will be given to any broker/dealer or bank, who purchase from the Sponsor at least $250,000 on any day. The Sponsor reserves the right to change the amount of the concession or agency commission from time to time. Certain commercial banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in the amounts indicated above. Under the Glass-Steagall Act, banks are prohibited from underwriting Trust Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have not indicated that these particular agency transactions are not permitted under such Act. In Texas and in certain other states, any banks making Units available must be registered as broker/dealers under state law.

Underwriters, dealers and others who, in a single month, purchase from the Sponsor Units of any Series of The First Trust GNMA, The First Trust of Insured Municipal Bonds, The First Trust Combined Series, The First Trust Special Situations Trust, Templeton Growth and Treasury Trust, Templeton Foreign Fund & U.S. Treasury Securities Trust, The Advantage Growth and Treasury Securities Trust or any other unit investment trust of which Nike Securities L.P. is the Sponsor (the "UIT Units"), which sale of UIT Units are in the following aggregate dollar amounts, will receive additional concessions from the Sponsor as indicated in the following table:

Aggregate Monthly Amount                   Additional Concession
of UIT Units Sold                            (per $1,000 sold)
_____________________________              _____________________
$  1,000,000 - $2,499,999                          $0.50
$  2,500,000 - $4,999,999                          $1.00
$  5,000,000 - $7,499,999                          $1.50
$  7,500,000 - $9,999,999                          $2.00
$ 10,000,000 or more                               $2.50

Aggregate Monthly Dollar Amount of UIT Units Sold is based on settled trades for a month (including sales of UIT Units to the Sponsor in the secondary market which are resold), net of redemptions.

From time to time the Sponsor may implement programs under which dealers of the Trust may receive nominal awards from the Sponsor for each of their registered representatives who have sold a minimum number of UIT Units during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales force of a dealer may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such dealer that sponsors sales contests or recognition programs conforming to criteria established by the Sponsor, or participates in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Units of the Trust. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trust. These programs will not change the price Unit holders pay for their Units or the amount that the Trust will receive from the Units sold.

The Sponsor may from time to time in its advertising and sales materials compare the then current estimated returns on the Trust and returns over specified periods on other similar Trusts sponsored by Nike Securities L.P. with returns on other taxable investments such as corporate or U.S. Government bonds, bank CDs and money market accounts or money market funds, each of which has investment characteristics that may differ from those of the Trust. U.S. Government bonds, for example, are backed by the full faith and credit of the U.S. Government and bank CDs and money market accounts are insured by an agency of the federal government. Money market accounts and money market funds provide stability of principal, but pay interest at rates that vary with the condition of the short-term debt market. The investment characteristics of the Trust are described more fully elsewhere in this Prospectus.

Trust performance may be compared to performance on a total return basis with the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the Morgan Stanley World Index or other global indices, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money Magazine, The New York Times, U.S. News and World Report, Business Week, Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Trust's relative performance for any future period.

What are the Sponsor's Profits?

The Sponsor of the Trust will receive a gross sales commission equal to 5.5% of the Public Offering Price of the Units (equivalent to 5.82% of the net amount invested), less any reduced sales charge for quantity purchases as described under "Public Offering-How is the Public Offering Price Determined?" See "Public Offering-How are Units Distributed?" for information regarding the receipt of the excess gross sales commissions by the Sponsor from the Underwriters and additional concessions available to the dealers and others.

In maintaining a market for the Units, the Sponsor or Underwriters will also realize profits or sustain losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold (which price includes a sales charge of 5.5%) or redeemed. The secondary market public offering price of Units may be greater or less than the cost of such Units to the Sponsor or Underwriters.

Will There be a Secondary Market?

Although it is not obligated to do so, the Sponsor intends to, and the Underwriters may, maintain a market for the Units and continuously to offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Treasury Obligations in the portfolio of the Trust and the net asset value of the Fund shares in the Trust plus or minus cash, if any, in the Capital and Income Accounts of the Trust. All expenses incurred in maintaining a secondary market, other than the fees of the Evaluator, the supervisory and audit expenses and the costs of the Trustee in transferring and recording the ownership of Units, will be borne by the Sponsor. If the supply of Units exceeds demand, or for some other business reason, the Sponsor may discontinue purchases of Units at such prices. IF A UNIT HOLDER WISHES TO DISPOSE OF HIS OR HER UNITS, HE OR SHE SHOULD INQUIRE OF THE SPONSOR AS TO CURRENT MARKET PRICES PRIOR TO MAKING A TENDER FOR REDEMPTION TO THE TRUSTEE.

                         RIGHTS OF UNIT HOLDERS

How is Evidence of Ownership Issued and Transferred?

The Trustee is authorized to treat as the record owner of Units that person who is registered as such owner on the books of the Trustee. Ownership of Units may be evidenced by registered certificates executed by the Trustee and the Sponsor. Delivery of certificates representing Units ordered for purchase is normally made five business days following such order or shortly thereafter. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer. Certificates to be redeemed must be properly endorsed or accompanied by a written instrument or instruments of transfer. A Unit holder must sign exactly as his name appears on the face of the certificate with signature guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority. Record ownership may occur before settlement.

Certificates will be issued in fully registered form, transferable only on the books of the Trustee in denominations of one Unit or any multiple thereof, numbered serially for purposes of identification.

Unit holders may elect to hold their Units in uncertificated form. The Trustee will maintain an account for each such Unit holder and will credit each such account with the number of Units purchased by that Unit holder. Within two business days of the issuance or transfer of Units held in uncertificated form, the Trustee will send to the registered owner of Units a written initial transaction statement containing a description of the Trust; the number of Units issued or transferred; the name, address and taxpayer identification number, if any, of the new registered owner; a notation of any liens and restrictions of the issuer and any adverse claims to which such Units are or may be subject or a statement that there are no such liens, restrictions or adverse claims; and the date the transfer was registered. Uncertificated Units are transferable through the same procedures applicable to Units evidenced by certificates (described above), except that no certificate need be presented to the Trustee and no certificate will be issued upon the transfer unless requested by the Unit holder. A Unit holder may at any time request the Trustee to issue certificates for Units.

Although no such charge is now made or contemplated, a Unit holder may be required to pay $2.00 to the Trustee per certificate reissued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or exchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit holder may be required to furnish indemnity satisfactory to the Trustee and pay such expenses as the Trustee may incur. Mutilated certificates must be surrendered to the Trustee for replacement.

How are Income and Capital Distributed?

The Trustee will distribute any net income (other than accreted interest) received with respect to any of the Securities in the Trust on or about the Distribution Dates to Unit holders of record on the preceding Record Date. See Part One of the Prospectus. Proceeds received from rebated Rule 12b-1 fees or on the sale of any Securities in the Trust, to the extent not used to meet redemptions of Units or pay expenses, will be distributed at least annually on each Distribution Date to Unit holders of record on the preceding Record Date. Income with respect to the original issue discount on the Treasury Obligations in the Trust, will not be distributed currently, although Unit holders will be subject to Federal income tax as if a distribution had occurred. See "What is the Federal Tax Status of Unit Holders?"

The Record Date and Distribution Date were established so as to occur shortly after the record date and the payment dates of the Fund. The Fund normally pays dividends on its net investment income annually. Net realized capital gains, if any, will be distributed at least annually.

Within a reasonable time after the Trust is terminated, each Unit holder will, upon surrender of his or her Units for redemption, receive: (i) the number of shares of the Fund attributable to his or her Units, which will be distributed "in-kind" directly to his or her account, rather than redeemed, (ii) a pro rata share of the amounts realized upon the disposition of the Treasury Obligations and (iii) a pro rata share of any other assets of the Trust, less expenses of the Trust, subject to the limitation that Treasury Obligations may not be sold to pay for Trust expenses. Not less than 60 days prior to the termination of the Trust, Unit holders will be offered the option of having the proceeds from the disposition of the Treasury Obligations in the Trust invested on the date such proceeds become available to the Trust, in additional shares of the Fund at net asset value. Such shares will not be subject to a sales charge or a contingent deferred sales load but such shares will incur Rule 12b-1 fees as do all other shares held directly by investors in the Fund. Unless a Unit holder indicates that he or she wishes to reinvest such amounts, they will be paid in cash, as indicated above. A Unit holder may, of course, at any time after the Fund shares are distributed to his or her account, instruct the Fund to redeem all or a portion of the shares in his or her account. Shares of the Fund, as more fully described in its prospectus, will be redeemed at the then current net asset value. If within 180 days after the termination of the Trust a registered owner of Units has not surrendered the Units, the Trustee shall liquidate the shares of the Fund held for such Unit holder and hold the funds to which such Unit holder is entitled until such Units are surrendered.

The Trustee will credit to the Income Account of the Trust any dividends, distributions or rebated Rule 12b-1 fees received on the Fund shares therein. All other receipts (e.g., return of principal, capital gains, etc.) are credited to the Capital Account of the Trust.

The Trustee may establish reserves (the "Reserve Account") within the Trust for state and local taxes, if any, and any governmental charges payable out of the Trust.

How Can Distributions to Unit Holders be Reinvested?

THE RULE 12B-1 FEES IMPOSED ON SHARES HELD IN THE TRUST ARE REBATED TO THE TRUST AND ARE USED TO REDUCE EXPENSES OF THE TRUST RESULTING IN INCREASED DISTRIBUTIONS TO UNIT HOLDERS. UNIT HOLDERS WHO ACQUIRE SHARES OF THE FUND THROUGH REINVESTMENT OF DIVIDENDS OR OTHER
DISTRIBUTIONS OR THROUGH REINVESTMENT AT THE TRUST'S TERMINATION WILL BEGIN TO INCUR RULE 12B-1 FEES AT SUCH TIME AS SHARES ARE ACQUIRED.

Each Unit holder of the Trust will have distributions of principal, capital gains, if any, or income automatically invested in Fund shares (if Fund shares are registered in the Unit holder's state of residence) deposited at such share's net asset value next computed, unless he or she indicates at the time of purchase, or subsequently notifies the Trustee in writing, that he or she wishes to receive cash payments. Shares of the Fund obtained through reinvestment will not be subject to a sales charge, although such shares will incur Rule 12b-1 fees as do all other shares held directly by investors in the Fund. Reinvestment by the Trust in Fund shares will normally be made as of the distribution date of the Trust after the Trustee deducts therefrom the expenses of the Trust.

Additional information with respect to the investment objective and policies of the Fund is contained in its Additional Statement, which can be obtained from the Underwriter.

Unit holders who are receiving distributions in cash may elect to participate in the automatic reinvestment feature by filing with the Trustee an election to have such distributions reinvested without a sales charge. Such election must be received by the Trustee at least ten days prior to the Record Date applicable to any distribution in order to be in effect for such Record Date. Any such election shall remain in effect until a subsequent notice is received by the Trustee.

Exchange Privilege. Shares of the Fund held in a Unit holder's reinvestment account and of the Eligible Funds listed in "Right of Accumulation" in the Fund's Prospectus may be exchanged at net asset value per share at the time of exchange, without sales charge, if all of the following conditions are met: (1) shares of the fund selected for exchange are available for sale in the shareholder's state of residence;
(2) the respective prospectuses of the funds the shares of which are to be exchanged and acquired offer the Exchange Privilege to the investor;
(3) newly-purchased (by initial or subsequent investment) shares are held in an account for at least seven days and all other shares at least one day prior to the exchange; and (4) the aggregate net asset value of shares surrendered for exchange is at least equal to the minimum investment requirements of the fund the shares of which are to be acquired. See "Exchange Privilege" in the Fund's prospectus for additional information regarding the exchange procedure. THE EXCHANGE PRIVILEGE DOES NOT APPLY TO OPPENHEIMER GLOBAL FUND SHARES IN THE TRUST'S PORTFOLIO, ONLY TO A UNIT HOLDER'S REINVESTMENT ACCOUNT.

General Information on Exchanges. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days, if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund in its discretion reserves the right to refuse any exchange requests that will disadvantage it, for example, if the receipt of multiple exchange requests from a dealer might require the disposition of securities at a time or a price disadvantageous to the Fund.

The Eligible Funds have different investment objectives and policies. For complete information, including sales charges and expenses, a prospectus of the fund into which the exchange is being made should be read prior to an exchange. Dealers or brokers who process exchange orders on behalf of their customers may charge for their services. Those charges may be avoided by requesting the Fund directly to exchange shares. For Federal tax purposes, an exchange is treated as a redemption and purchase of shares. See "How to Redeem Shares-Reinvestment Privilege" in the Fund's prospectus for a discussion of certain tax effects of exchanges. No sales commissions are paid by the Distributor on exchanges of shares (unless a front-end sales charge is assessed on the exchange).

Pursuant to telephone exchange agreements with the Distributor, certain dealers, brokers and investment advisors may exchange their client's Fund shares by telephone, subject to the terms of the agreements and the Distributor's right to reject or suspend such telephone exchanges at any time. Because of the restrictions and procedures under those agreements, such exchanges may be subject to timing limitations and other restrictions that do not apply to exchanges requested by shareholders directly, as described above.

What Reports Will Unit Holders Receive?

The Trustee shall furnish Unit holders in connection with each distribution a statement of the amount of income, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit holder of the Trust the following information in reasonable detail: (1) a summary of transactions in the Trust for such year; (2) any Securities sold during the year and the Securities held at the end of such year by the Trust;
(3) the redemption price per Unit based upon a computation thereof on the 31st day of December of such year (or the last business day prior thereto); and (4) amounts of income and capital gains distributed during such year.

How May Units be Redeemed?

A Unit holder may redeem all or a portion of his or her Units by tender to the Trustee at its corporate trust office in the City of New York of the certificates representing the Units to be redeemed, or in the case of uncertificated Units, delivery of a request for redemption, duly endorsed or accompanied by proper instruments of transfer with signature guaranteed as explained above (or by providing satisfactory indemnity, as in connection with lost, stolen or destroyed certificates), and payment of applicable governmental charges, if any. No redemption fee will be charged. On the third business day following such tender, the Unit holder will be entitled to receive in cash an amount for each Unit equal to the redemption price per Unit next computed after receipt by the Trustee of such tender of Units. The day of tender is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:00 p.m. Eastern time, or as of any earlier closing time on a day on which the NYSE is scheduled in advance to close at such earlier time, the date of tender is the next day on which the NYSE is open for trading and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the redemption price computed on that day. Units so redeemed shall be cancelled.

Any amounts paid on redemption representing income shall be withdrawn from the Income Account of the Trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account of the Trust.

The Trustee is empowered to sell Securities of the Trust in order to make funds available for redemption. To the extent that Securities are sold, the size and diversity of the Trust will be reduced. Such sales may be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Shares of the Fund will be sold to meet redemptions of Units before Treasury Obligations, although Treasury Obligations may be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $10.00 per Unit.

The redemption price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the Treasury Obligations and the net asset value of the Fund shares in the Trust, plus or minus cash, if any, in the Capital and Income Accounts of the Trust, as of the close of trading on the NYSE on the date any such determination is made. The Redemption Price per Unit is the pro rata share of each Unit determined by the Trustee by adding: (1) the cash on hand in the Trust other than cash deposited in the Trust to purchase Securities not applied to the purchase of such Securities; (2) the aggregate value of the Securities (including "when issued" contracts, if any) held in the Trust, as determined by the Evaluator on the basis of bid prices of the Treasury Obligations and the net asset value of the Fund shares next computed; and (3) dividends or other distributions receivable on Fund shares trading ex-dividend as of the date of computation and amounts accrued, if any, for rebated Rule 12b-1 fees; and deducting therefrom: (1) amounts representing any applicable taxes or governmental charges payable out of the Trust; (2) an amount representing estimated accrued expenses of the Trust, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Evaluator, the Supervisor and counsel fees, if any;
(3) cash held for distribution to Unit holders of record of the Trust as of the business day prior to the evaluation being made; and (4) other liabilities incurred by the Trust; and finally dividing the results of such computation by the number of Units of the Trust outstanding as of the date thereof.

The right of redemption may be suspended and payment postponed for any period during which the NYSE is closed (other than for customary weekend and holiday closings) or during which the SEC determines that trading on the NYSE is restricted or any emergency exists, as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the SEC may by order permit. Under certain extreme circumstances, the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unit holders to redeem their Units. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

How May Units be Purchased by the Sponsor?

The Trustee shall notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase such Units by notifying the Trustee before 1:00 p.m. Eastern time on the same business day and by making payment therefor to the Unit holder not later than the day on which the Units would otherwise have been redeemed by the Trustee. Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. In the event the Sponsor does not purchase Units, the Trustee may sell Units tendered for redemption in the over-the-counter market, if any, as long as the amount to be received by the Unit holder is equal to the amount he or she would have received on redemption of the Units.

The offering price of any Units acquired by the Sponsor will be in accord with the Public Offering Price described in the then effective prospectus describing such Units. Any profit or loss resulting from the resale or redemption of such Units will belong to the Sponsor.

How May Securities be Removed from the Trust?

The portfolio of the Trust is not "managed" by the Sponsor or the Trustee; their activities described herein are governed solely by the provisions of the Indenture. The Indenture provides that the Sponsor may (but need not) direct the Trustee to dispose of a Security in the unlikely event that an issuer of a Security defaults in the payment of dividends or interest or there exist certain other materially adverse conditions described in the Indenture.

The Trustee may also sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units of the Trust tendered for redemption and the payment of expenses; provided, however, that in the case of Securities sold to meet redemption requests, Treasury Obligations may only be sold if the Trust is assured of retaining a sufficient principal amount of Treasury Obligations to provide funds upon maturity of the Trust at least equal to $10.00 per Unit. Treasury Obligations may not be sold to meet Trust expenses.

            INFORMATION AS TO SPONSOR, TRUSTEE AND EVALUATOR

Who is the Sponsor?

Nike Securities L.P., the Sponsor, specializes in the underwriting, trading and distribution of unit investment trusts and other securities. Nike Securities L.P., an Illinois limited partnership formed in 1991, acts as Sponsor for successive series of The First Trust Combined
Series, The First Trust Special Situations Trust, The First Trust
Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust introduced the first insured unit investment trust in 1974 and to date more than $9 billion in First Trust unit investment trusts have been deposited. The Sponsor's employees include a team of professionals with many years of experience in the unit investment trust industry. The Sponsor is a member of the National Association of Securities Dealers, Inc. and Securities Investor
Protection Corporation and has its principal offices at 1001 Warrenville Road, Lisle, Illinois 60532; telephone number (630) 241-4141. As of December 31, 1995, the total partners' capital of Nike Securities L.P.
was $9,033,760 (audited). (This paragraph relates only to the Sponsor and not to the Trust or to any series thereof or to any other
Underwriter. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

Who is the Trustee?

The Trustee is The Chase Manhattan Bank, with its principal executive office located at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, 6th floor, New York, New York 10004-2413. Unit holders who have questions regarding the Trusts may call the Customer Service Help Line at 1-800-682-7520. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

The Trustee, whose duties are ministerial in nature, has not participated in the selection of the Securities. For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under "Rights of Unit Holders."

The Trustee and any successor Trustee may resign by executing an instrument in writing and filing the same with the Sponsor and mailing a copy of a notice of resignation to all Unit holders. Upon receipt of such notice, the Sponsor is obligated to appoint a successor Trustee promptly. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. If upon resignation of the Trustee no successor has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee.

Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor Trustee. The Trustee must be a banking corporation organized under the laws of the United States or any State and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

Limitations on Liabilities of Sponsor and Trustee

The Sponsor and the Trustee shall be under no liability to Unit holders for taking any action or for refraining from taking any action in good faith pursuant to the Indenture, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith, gross negligence (ordinary negligence in the case of the Trustee) or reckless disregard of their obligations and duties. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Securities. In the event of the failure of the

Sponsor to act under the Indenture, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Indenture.

The Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Securities or upon the interest thereon or upon it as Trustee under the Indenture or upon or in respect of the Trust which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Indenture contains other customary provisions limiting the liability of the Trustee.

If the Sponsor shall fail to perform any of its duties under the Indenture or become incapable of acting or become bankrupt or its affairs are taken over by public authorities, then the Trustee may (a) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, or (b) terminate the Indenture and liquidate the Trust as provided herein, or (c) continue to act as Trustee without terminating the Indenture.

Who is the Evaluator?

The Evaluator is First Trust Advisors L.P., an Illinois limited partnership formed in 1991 and an affiliate of the Sponsor. The Evaluator's address is 1001 Warrenville Road, Lisle, Illinois 60532. The Evaluator may resign or may be removed by the Sponsor and the Trustee, in which event the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within 30 days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

The Trustee, Sponsor and Unit holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit holders for errors in judgment. This provision shall not protect the Evaluator in any case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

                            OTHER INFORMATION

How May the Indenture Be Amended or Terminated?

The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit holders when such an amendment is
(1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interest of the Unit holders (as determined in good faith by the Sponsor and the Trustee).

The Indenture provides that the Trust shall terminate upon the maturity, redemption or other disposition of the last of the Treasury Obligations held in the Trust but in no event beyond the Mandatory Termination Date indicated herein under "Summary of Essential Information." The Trust may be liquidated at any time by consent of 100% of the Unit holders of the Trust or by the Trustee in the event that Units of the Trust not yet sold aggregating more than 60% of the Units of the Trust are tendered for redemption by the Underwriter, including the Sponsor. If the Trust is liquidated because of the redemption of unsold Units of the Trust by the Underwriter, the Sponsor will refund to each purchaser of Units of the Trust the entire sales charge paid by such purchaser. In the event of termination, written notice thereof will be sent by the Trustee to all Unit holders of the Trust. Within a reasonable period after termination, the Trustee will follow the procedures set forth under "How are Income and Principal Distributed?"

Legal Opinions

The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, as counsel for the Sponsor. Carter, Ledyard & Milburn will act as counsel for the Trustee and as special New York tax counsel for the Trust.

Experts

The statement of net assets, including the portfolio, of the Trust contained in Part One of this Prospectus has been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing therein and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

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Page 30


                 This page is intentionally left blank.

Page 31


CONTENTS:

Oppenheimer Global Growth & Treasury Securities Trust
 What is Oppenheimer Global Growth & Treasury
   Securities Trust?                                                     3
 What are the Expenses and Charges?                                      3
 What is the Federal Tax Status of Unit Holders?                         5
 Why are Investments in the Trust Suitable for
   Retirement Plans?                                                     8
Portfolio:
 What are Treasury Obligations?                                          8
 What is Oppenheimer Global Fund?                                        8
 Fund Expenses                                                           9
 What are the Fund's Investment Policies?                               11
 Who is the Management of Oppenheimer
   Global Fund?                                                         16
 Fund Performance Information                                           17
 What are Some Additional Considerations
   for Investors?                                                       19
Public Offering:
 How is the Public Offering Price Determined?                           20
 How are Units Distributed?                                             21
 What are the Sponsor's Profits?                                        22
 Will There be a Secondary Market?                                      22
Rights of Unit Holders:
 How is Evidence of Ownership Issued
   and Transferred?                                                     23
 How are Income and Capital Distributed?                                23
 How Can Distributions to Unit Holders
   be Reinvested?                                                       24
 What Reports Will Unit Holders Receive?                                25
 How May Units be Redeemed?                                             25
 How May Units be Purchased by the Sponsor?                             26
 How May Securities be Removed
   from the Trust?                                                      26
Information as to Sponsor, Trustee and Evaluator:
 Who is the Sponsor?                                                    27
 Who is the Trustee?                                                    27
 Limitations on Liabilities of Sponsor and Trustee                      27
 Who is the Evaluator?                                                  28
Other Information:
 How May the Indenture Be Amended
   or Terminated?                                                       28
 Legal Opinions                                                         28
 Experts                                                                29

                               ___________

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, SECURITIES IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS NOT LAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

THIS PROSPECTUS DOES NOT CONTAIN ALL THE INFORMATION SET FORTH IN THE REGISTRATION STATEMENTS AND EXHIBITS RELATING THERETO, WHICH THE TRUST HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WASHINGTON, D.C. UNDER THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, AND TO WHICH REFERENCE IS HEREBY MADE.


                    FIRST TRUST (REGISTERED TRADEMARK)

                            Oppenheimer Global
                   Growth & Treasury Securities Trust

                               Prospectus
                                Part Two
                            December 30, 1996

                   First Trust (registered trademark)
                    1001 Warrenville Road, Suite 300
                          Lisle, Illinois 60532
                             1-630-241-4141

                                Trustee:

                        The Chase Manhattan Bank
                       4 New York Plaza, 6th floor
                      New York, New York 10004-2413

                          THIS PART TWO MUST BE
                        ACCOMPANIED BY PART ONE.

                      PLEASE RETAIN THIS PROSPECTUS
                          FOR FUTURE REFERENCE


Page 32


                                  APPENDIX

The graph which appears on page 19 of the prospectus represents a comparison between a $10,000 investment made on September 30, 1986 in Class A shares of Oppenheimer Global Fund and the Morgan Stanley World Index. The chart indicates that $10,000 invested on September 30, 1986 in Class A shares of Oppenheimer Global Fund would be worth $31,788 as of September 30, 1996 as opposed to $28,838 had the $10,000 been invested in the Morgan Stanley World Index.



              CONTENTS OF POST-EFFECTIVE AMENDMENT
                    OF REGISTRATION STATEMENT


     This Post-Effective Amendment of Registration Statement comprises the following papers and documents:

                          The facing sheet

                          The prospectus

                          The signatures

                          The Consent of Independent Auditors

                          Financial Data Schedule




                               S-1
                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Oppenheimer Global Growth & Treasury Securities Trust, Series 1, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment of its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the Village of Lisle and State of Illinois on December 31, 1996.

                           OPPENHEIMER GLOBAL GROWTH & TREASURY
                              SECURITIES TRUST, SERIES 1
                                                            (Registrant)
                           By  NIKE SECURITIES L.P.
                                                             (Depositor)


                           By      Carlos E. Nardo
                                   Senior Vice President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment of Registration Statement has been signed below by the following person in the capacity and on the date indicated:

Signature                  Title*                  Date

Robert D. Van Kampen  Sole Director of       )
                      Nike Securities        )
                        Corporation,         ) December 31, 1996
                    the General Partner      )
                  of Nike Securities L.P.    )
                                             )
                                             )  Carlos E. Nardo
                                             ) Attorney-in-Fact**



*The title of the person named herein represents his capacity in and relationship to Nike Securities L.P., Depositor.

**An executed copy of the related power of attorney was filed wi th the Securities and Exchange Commission in connection with the Amendment No. 1 to Form S-6 of The First Trust Special Situations Trust, Series 18 (File No. 33-42683) and the same is hereby incorporated herein by this reference.

                               S-2
                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 15, 1996 in this Post-Effective Amendment to the Registration Statement and related Prospectus of Oppenheimer Global Growth & Treasury Securities Trust dated December 24, 1996.



                                        ERNST & YOUNG





Chicago, Illinois
December 24, 1996